UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 27, 2017
RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))(Missing Graphic Reference)

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

 Departure of an Executive Officer

On February 2, 2017, Ralph Lauren Corporation (the “Company”) announced that Stefan Larsson, President and Chief Executive Officer, will depart from the Company, effective as of May 1, 2017.

Employment Separation Agreement and Release
In connection with Mr. Larsson’s separation of employment with the Company, the Company and Mr. Larsson entered into an employment separation agreement and release (the “Larsson Agreement”).  Pursuant to the Larsson Agreement, Mr. Larsson will receive $10 million, paid in the form of salary continuation over two years.  The Larsson Agreement further provides that Mr. Larsson will receive his bonus under the Company’s Executive Officer Annual Incentive Plan (“EOAIP”) for the Company’s 2017 fiscal year, and that he will receive a pro-rated EOAIP bonus based on performance for the Company’s 2018 fiscal year through May 1, 2017, in each case, on the date that bonuses under the EOAIP are paid to the Company’s eligible employees.  Mr. Larsson will also vest in all time-based equity awards as of the date of termination and will vest in all performance-based equity awards based on the Company's actual performance on the dates those awards were scheduled to vest without regard to his continued employment. The Larsson Agreement requires that Mr. Larsson provide the Company with transition services, and that he comply with confidentiality, non-competition, non-disparagement and non-solicitation restrictive covenants. Mr. Larsson has also agreed to a release of claims against the Company.
The foregoing description of the Larsson Agreement is qualified in its entirety by the Larsson Agreement which is attached hereto as Exhibit 10.1.
Press Release
On February 2, 2017, the Company issued a press release concerning the departure of Mr. Larsson.  A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Employment Separation Agreement and Release, between Ralph Lauren Corporation and Stefan Larsson.

99.1	Press release dated February 2, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RALPH LAUREN CORPORATION

Date: February 2, 2017	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Financial Officer

EXHIBIT INDEX

10.1	Employment Separation Agreement and Release, between Ralph Lauren Corporation and Stefan Larsson.

99.1	Press release dated February 2, 2017.